UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  April 4, 2002
                        (Date of earliest event reported)

Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398
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Item 5. Other Events

On April 5, 2002 Exelon Corporation issued the following press release.

                                                                     EXELON LOGO
--------------------------------------------------------------------------------

News Release

From:      Exelon Corporation                             For Immediate Release
                                                          ---------------------
           Corporate Communications                       April 5, 2002
           P.O. Box 805379
           Chicago, IL  60680-5379

Contact:   Kellie Szabo, 312.394.3071

          Indirect Subsidiary of Exelon Corporation Declares Bankruptcy

Chicago (April 5, 2002) -- ETT Nevada, Inc., an indirect subsidiary of Exelon
Corporation, filed for protection under Chapter 11 of the Bankruptcy Code on April 4, 2002. This filing was necessary to protect ETT Nevada's $9.3 million equity investment in Northwind Aladdin, LLC from the risk of loss due to a possible lender foreclosure and to avoid disruption to Northwind Aladdin's business and operations.

Northwind Aladdin owns and operates an energy facility that provides hot water, chilled water and back-up emergency electrical generation to the Aladdin Hotel and Casino and an adjoining shopping mall in Las Vegas, Nevada. The equity investment in Northwind Aladdin is ETT Nevada's only material asset, and represents a 75% ownership interest in Northwind Aladdin. The remaining 25% is owned by a subsidiary of Sierra Pacific Resources, an unaffiliated third party.

The energy facility was financed through non-recourse project financing and equity contributions by ETT Nevada and Sierra Pacific's subsidiary. ETT Nevada's equity investment is pledged as collateral for Northwind Aladdin's $23 million non-recourse project financing. The financing is in default due to Aladdin
Gaming, LLC, the owner of the Aladdin Hotel and Casino, filing for protection under Chapter 11 of the Bankruptcy Code in September 2001.

Only Northwind Aladdin, and no other Exelon company, is liable on this financing, which is with an unaffiliated financial institution. Northwind
Aladdin's energy facility continues to operate and provide services to the Aladdin Hotel and Casino.

                                       ###

Exelon Corporation is one of the nation's largest electric utilities with approximately 5 million customers and more than $15 billion in annual revenues.
The company has one of the industry's largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5 million customers in Illinois and Pennsylvania and gas to more than 440,000 customers in the Philadelphia area. The company also has holdings in such competitive businesses as energy, infrastructure services, energy services and telecommunications. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.


This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to



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uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon.
Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's
Discussion and Analysis of Financial Condition and Results of Operations--
Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release.

















page 2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXELON CORPORATION



                              /S/ Ruth Ann M. Gillis
                               ----------------------------------
                              Ruth Ann M. Gillis
                              Senior Vice President and Chief Financial Officer
                              Exelon Corporation



April 4, 2002